UNITED STATES

SECURITES AND EXCHANGE COMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. [    ] )

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Filed by a Party other than the Registrant [_]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

WASATCH FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(4) Date Filed:

WASATCH FUNDS TRUST

Wasatch Core Growth Fund®

Wasatch Emerging India Fund®

Wasatch Emerging Markets Select Fund®

Wasatch Emerging Markets Small Cap Fund®

Wasatch Frontier Emerging Small Countries Fund®

Wasatch Global Opportunities Fund®

Wasatch Global Value Fund®

Wasatch International Growth Fund®

Wasatch International Opportunities Fund®

Wasatch Long/Short Fund®

Wasatch Micro Cap Fund®

Wasatch Micro Cap Value Fund®

Wasatch Small Cap Growth Fund®

Wasatch Small Cap Value Fund®

Wasatch Strategic Income Fund®

Wasatch Ultra Growth Fund®

Wasatch World Innovators Fund®

Wasatch-1st Source Income Fund®

Wasatch-Hoisington U.S. Treasury Fund®

505 Wakara Way, 3rd Floor

Salt Lake City, Utah 84108

June 6, 2018

Dear Wasatch Funds Shareholder:

Please take note that a Special Meeting of Shareholders of each separate series of Wasatch Funds Trust (the “Trust”), will be held on Thursday, July 26, 2018, at the offices of Wasatch Funds Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 at 10:00 a.m., Mountain time (“Meeting”).

The purpose of the Meeting is to ask shareholders to consider the following proposals:

1.	To approve the election of Trustees; and

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Trustees of the Trust (referred to as the “Board”) has determined that shareholders of each Fund will benefit from the proposal and unanimously recommends that you vote “FOR” the proposal. We strongly invite your participation by asking you to review these materials and complete and return your proxy card as soon as possible.

Detailed information about the proposal is contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. Alternatively, you may vote by telephone or via the internet following the instructions on the proxy card. It is very important that you vote and that your voting instructions be received no later than 8:00 a.m. on July 26, 2018.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each, which require no postage if mailed in the United States.

If you have any questions after considering the enclosed materials, please call 800.499.8541.

Sincerely,

/s/ Russell L. Biles

Russell L. Biles
Secretary
Wasatch Funds Trust

2

WASATCH FUNDS TRUST

Wasatch Core Growth Fund®

Wasatch Emerging India Fund®

Wasatch Emerging Markets Select Fund®

Wasatch Emerging Markets Small Cap Fund®

Wasatch Frontier Emerging Small Countries Fund®

Wasatch Global Opportunities Fund®

Wasatch Global Value Fund®

Wasatch International Growth Fund®

Wasatch International Opportunities Fund®

Wasatch Long/Short Fund®

Wasatch Micro Cap Fund®

Wasatch Micro Cap Value Fund®

Wasatch Small Cap Growth Fund®

Wasatch Small Cap Value Fund®

Wasatch Strategic Income Fund®

Wasatch Ultra Growth Fund®

Wasatch World Innovators Fund®

Wasatch-1st Source Income Fund®

Wasatch-Hoisington U.S. Treasury Fund®

(each, a “Fund”, collectively, the “Funds”)

505 Wakara Way, 3rd Floor

Salt Lake City, Utah 84108

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 26, 2018

To the Shareholders:

Wasatch Funds Trust (the “Trust”), on behalf of each of its series will hold a special meeting of its shareholders (the “Meeting”) on Thursday, July 26, 2018, at the offices of Wasatch Funds Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 at 10:00 a.m., Mountain time (“Meeting”) for the following purposes:

1.	To approve the election of Trustees; and

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of a Fund at the close of business on May 31, 2018.

All shareholders are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting in person, please vote your shares. In order that your Shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail, telephone, or via the internet as indicated on the enclosed proxy card. If voting by mail, you are requested to:

•	indicate your instructions on the proxy card;
•	date and sign the proxy card;
•	mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and
•

allow sufficient time for the proxy card to be received by 8:00 a.m. Mountain Time, on July 26, 2018. (However, proxies received after this date may still be voted in the event of an adjournment or postponement to a later date.)

In addition to voting by mail, you may also vote by either telephone or via the internet, as follows:

To vote by telephone:		To vote by internet:
(1)	Read the Proxy Statement and have your proxy card at hand.	(1)	Read the Proxy Statement and have your proxy card at hand.
(2)	Call the toll-free number that appears on your proxy card.	(2)	Go to the website that appears on your proxy card.
(3)	Enter the control number set forth on the proxy card and follow the simple instructions.	(3)	Enter the control number set forth on the proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the internet using the control number that appears on your enclosed proxy card. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON JULY 26, 2018. The Proxy Statement is available on the internet at: https://www.proxyonline.com/docs/Wasatch2018.pdf.

PLEASE RESPOND — WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO

AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

/s/ Russell L. Biles
Russell L. Biles
Secretary

June 6, 2018

2

WASATCH FUNDS TRUST

Wasatch Core Growth Fund®

Wasatch Emerging India Fund®

Wasatch Emerging Markets Select Fund®

Wasatch Emerging Markets Small Cap Fund®

Wasatch Frontier Emerging Small Countries Fund®

Wasatch Global Opportunities Fund®

Wasatch Global Value Fund®

Wasatch International Growth Fund®

Wasatch International Opportunities Fund®

Wasatch Long/Short Fund®

Wasatch Micro Cap Fund®

Wasatch Micro Cap Value Fund®

Wasatch Small Cap Growth Fund®

Wasatch Small Cap Value Fund®

Wasatch Strategic Income Fund®

Wasatch Ultra Growth Fund®

Wasatch World Innovators Fund®

Wasatch-1st Source Income Fund®

Wasatch-Hoisington U.S. Treasury Fund®

(each, a “Fund”, collectively, the “Funds”)

Proxy Statement

Special Meeting of Shareholders

to be held on July 26, 2018

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Trustees”) of Wasatch Funds Trust (the “Trust”), on behalf of each of its series named above, to be voted at a Special Meeting of Shareholders to be held on Thursday, July 26, 2018, at the offices of Wasatch Funds Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 at 10:00 a.m., Mountain time (“Meeting”) and at any and all adjournments, postponements or delays thereof, for the purposes set forth below and described in greater detail in this Proxy Statement. The date of the first mailing of proxy cards and this Proxy Statement to shareholders will be on or about June 12, 2018.

The following proposal will be considered and acted upon at the Meeting:

1.	To approve the election of Trustees; and

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) if you owned shares of the applicable Fund at the close of business on May 31, 2018 (“Record Date”). Each shareholder is entitled to one vote for each share owned on the Record Date and proportionate fractional vote for any fraction of a share owned.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the proposals. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the respective Fund a subsequently dated proxy, (2) deliver to the respective Fund a written notice of revocation, or (3) otherwise give notice of revocation in the open Meeting or adjournment or postponement thereof, in all cases prior to the exercise of the authority granted in the proxy.

For the proposal, the presence in person or by proxy of the holders of record of 30% of the shares outstanding and entitled to vote on such proposal shall constitute a quorum at the Meeting. A quorum of shareholders is necessary to take action at the Meeting.

If a quorum is not present either in person or by proxy for a matter to be considered at the Meeting, it may, by action of the Trustee or officer of the Trust presiding over the meeting, be adjourned with respect to any matters to be considered at the Meeting. The Meeting may, by motion of the presiding Trustee or officer of the Trust thereat, be adjourned with respect to one or more matters to be considered at such Meeting, even if a quorum is present with respect to such matters, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting that are represented by broker non-votes may, at the discretion of the proxies named therein, be voted in favor of such adjournment.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the internet, the shareholder may still submit the proxy form included with this Proxy Statement by mail or attend the Meeting in person.

THE MOST RECENT ANNUAL REPORT OF THE TRUST, INCLUDING FINANCIAL STATEMENTS, FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2017 AND THE MOST RECENT SEMI-ANNUAL REPORT OF THE TRUST, INCLUDING FINANCIAL STATEMENTS, FOR THE PERIOD ENDED MARCH 31, 2018 HAS BEEN MAILED PREVIOUSLY TO SHAREHOLDERS. IF YOU WOULD LIKE TO RECEIVE ADDITIONAL COPIES OF THIS SHAREHOLDER REPORT FREE OF CHARGE, OR COPIES OF ANY SUBSEQUENT SHAREHOLDER REPORT, PLEASE CONTACT THE TRUST BY WRITING TO THE ADDRESS SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT OR BY CALLING 800.551.1700 OR WRITING TO WASATCH FUNDS AT P.O. BOX 2172, MILWAUKEE, WISCONSIN 53201-2172. REQUESTED SHAREHOLDER REPORTS WILL BE SENT BY FIRST CLASS MAIL WITHIN THREE BUSINESS DAYS OF THE RECEIPT OF THE REQUEST.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JULY 26, 2018. This Proxy Statement is available on the internet at: www.proxyonline.com/docs/Wasatch2018.pdf. The Trust’s most recent annual and semi-annual report is also available on the internet at: www.wasatchfunds.com by selecting the tab labeled “Literature & Forms.” You may call 800.381.1065 for information on how to obtain directions to be able to attend the Meeting and 800.499.8541 for information on how to vote in person.

PROPOSAL 1 — ALL FUNDS

ELECTION OF THE TRUSTEES

Background

The purpose of this proposal is to elect a Board of Trustees for the Trust. You are being asked to elect the four nominees listed below (“Nominees”) as Trustees of the Trust. All Nominees named are currently Trustees of the Trust and each has served in that capacity since originally elected or appointed. Currently, all the Trustees are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and are therefore referred to as the “Independent Trustees.” Each Trustee will serve until the next meeting of shareholders called for the purpose of considering the election or re-election of such Trustee and his or her successor, if any, shall have been elected and shall qualify, or until the Trustee shall resign, or shall have been removed as provided in the Trust’s Declaration of Trust. Proxies cannot be voted for a greater number of persons than the number of nominees.

Information about the Nominees

Information about the Nominees, including their business addresses, ages and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth in the table below. All Nominees have consented to serve if elected.

The business affairs of the Funds are overseen by its Board of Trustees. The Board consists of four Independent Trustees. Two of the Independent Trustees were elected by shareholders to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. Two Independent Trustees have been appointed by the elected Independent Trustees to serve until his or her successor is qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws.

The Trustees and executive officers of the Funds and their principal occupations for at least the last five years are set forth below. Wasatch Advisors, Inc. (the “Advisor”) retains proprietary rights to the Trust name.

Name, Address and Age	Position(s) Held or to be Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen or to Be Overseen by Trustee	Other Directorships Held by Nominee[2]

Independent Nominees
James U. Jensen, J.D., MBA 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 73	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	19

Director and Board Chairman of Agricon Global Corporation (formerly known as Bayhill Capital Corporation (telephone communications) from December 2007 to February 2014; Trustee, Northern Lights Fund Trust III (33 portfolios) since 2012; and Director of the University of Utah Research Foundation since 1998.

Miriam M. Allison 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 70	Trustee and Chairman of the Audit Committee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	19	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.
Heikki Rinne 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 65	Trustee	Indefinite Served as Trustee since October 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company), from 2002 to 2016; A Founder and Principal Owner of Sitoumus LLC (a training and consulting firm focusing on empowering organizational and individual engagement as well as general consulting), January 2017 to present.	19	Director, Halton Group Ltd. since 2016.

Name, Address and Age	Position(s) Held or to be Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen or to Be Overseen by Trustee	Other Directorships Held by Nominee[2]
Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, Utah 84108 Age 64	Trustee	Indefinite Served as Trustee since October 2014	Director, Youth Sports Alliance since 2015; Director, Utah Symphony/Utah Opera since 2005; Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) 2009 – 2012; Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002-2004.	19

Director, Youth Sports Alliance since 2015; Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) 2009 – 2012; Director Emeritus, Utah Symphony/Utah Opera since September 2017; and Director, Utah Symphony/Utah Opera from 2005-September 2017.

1.

A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years. Board of Trustees reserves the right to permit continued service after the mandatory retirement age for any individual Trustee in its sole discretion. The Board has approved a one-year waiver from the mandatory retirement age for Mr. Jensen.

2.

Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

Executive Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers
Eric S. Bergeson 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 52	President	Indefinite Served as President since May 2018	President for the Trust since May 2018; President of the Advisor since January 2017; and Vice President of Institutional Sales for the Advisor since June 1998.
Russell L. Biles 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 50	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for the Trust since February 2007; Secretary for the Trust since November 2008; and Counsel for the Advisor since October 2006.
Michael K. Yeates 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 35	Treasurer	Indefinite Served as Treasurer since May 2018	Treasurer for the Trust since May 2018; and Chief Financial Officer of the Advisor since September 2007.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
David Corbett 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 45	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for the Trust since August 2012; and Director of Mutual Fund Services for the Advisor since June 2007.
Cheryl Reich 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 34	Assistant Secretary	Indefinite Served as Assistant Secretary since February 2017	Assistant Secretary for the Trust since February 2017; Compliance Associate for the Advisor since September 2012; and Branch Manager for Investment Planning Counsel Corp. since November 2009.
Kara H. Becker 505 Wakara Way, 3rd Floor Salt Lake City, Utah 84108 Age 34	Assistant Treasurer	Indefinite Served as Assistant Treasurer since May 2018	Assistant Treasurer for the Trust since May 2018; and Controller for the Advisor since January 2012.

Share Ownership

As of the Record Date, each of the Trustees and executive officers of the Trust beneficially owned individually and collectively as a group (the “Group”) less than 1% of the outstanding shares of each Fund, except for the Emerging Markets Select Fund-Investor Class, the Emerging Markets Select Fund-Institutional Class, the Emerging India Fund-Institutional Class, and the Global Opportunities Fund-Institutional Class. The Group owned 3.74% of the outstanding shares of the Emerging Markets Select Fund-Investor Class, 6.81% of the outstanding shares of the Emerging Markets Select Fund-Institutional Class, 5.01% of the outstanding shares of the Emerging India Fund-Institutional Class, and 1.90% of the outstanding shares of the Global Opportunities Fund-Institutional Class. Eric Bergeson, the President of the Trust, individually owns 1.68% of the outstanding shares of the Emerging Markets Select Fund-Investor Class, 6.61% of the outstanding shares of the Emerging Markets Select Fund-Institutional Class and 4.52% of the outstanding shares of the Emerging India Fund-Institutional Class. Miriam Allison, a Trustee of the Trust, individually owns 1.84% of the outstanding shares of the Global Opportunities Fund-Institutional Class.

The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of the Funds as of the Record Date. The information as to beneficial ownership is based on statements furnished by each Nominee.

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies[1]
Independent Trustees
James U. Jensen		Over $100,000
Core Growth Fund	$10,001-$50,000
Emerging India Fund	$Over $100,000
Emerging Markets Select Fund	None
Emerging Markets Small Cap Fund	$1-$10,000
Frontier Emerging Small Countries Fund	None
Global Opportunities Fund	$50,001-$100,000
Global Value Fund	None
International Growth Fund	$1-$10,000
International Opportunities Fund	$50,001-$100,000
Long/Short Fund	$1-$10,000
Micro Cap Fund	$10,001-$50,000
Micro Cap Value Fund	$10,001-$50,000

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies[1]
Small Cap Growth Fund	$10,001-$50,000
Small Cap Value Fund	$10,001-$50,000
Strategic Income Fund	None
Ultra Growth Fund	None
World Innovators Fund	$10,001-$50,000
Income Fund	None
U.S. Treasury Fund	None

Miriam M. Allison		Over $100,000
Core Growth Fund	Over $100,000
Emerging India Fund	$10,001-$50,000
Emerging Markets Select Fund	$50,001-$100,000
Emerging Markets Small Cap Fund	$50,001-$100,000
Frontier Emerging Small Countries Fund	$1-$10,000
Global Opportunities Fund	Over $100,000
Global Value Fund	$1-$10,000
International Growth Fund	$50,001-$100,000
International Opportunities Fund	$1-$10,000
Long/Short Fund	$1-$10,000
Micro Cap Fund	$1-$10,000
Micro Cap Value Fund	$50,001-$100,000
Small Cap Growth Fund	$50,001-$100,000
Small Cap Value Fund	$50,001-$100,000
Strategic Income Fund	Over $100,000
Ultra Growth Fund	$1-$10,000
World Innovators Fund	$1-$10,000
Income Fund	$1-$10,000
US Treasury Fund	$1-$10,000

Heikki Rinne		Over $100,000
Core Growth Fund	$10,001-$50,000
Emerging India Fund	$10,001-$50,000
Emerging Markets Select Fund	$10,001-$50,000
Emerging Markets Small Cap Fund	$10,001-$50,000
Frontier Emerging Small Countries Fund	$10,001-$50,000
Global Opportunities Fund	$10,001-$50,000
Global Value Fund	$10,001-$50,000
International Growth Fund	$10,001-$50,000
International Opportunities Fund	$10,001-$50,000
Long/Short Fund	$10,001-$50,000
Micro Cap Fund	$10,001-$50,000
Micro Cap Value Fund	$10,001-$50,000
Small Cap Growth Fund	$10,001-$50,000
Small Cap Value Fund	$10,001-$50,000
Strategic Income Fund	$10,001-$50,000
Ultra Growth Fund	$10,001-$50,000
World Innovators Fund	$10,001-$50,000
Income Fund	$10,001-$50,000
US Treasury Fund	$10,001-$50,000

Kristen M. Fletcher		Over $100,000
Core Growth Fund	$10,001-$50,000
Emerging India Fund	$1-$10,000
Emerging Markets Select Fund	$10,001-$50,000
Emerging Markets Small Cap Fund	$10,001-$50,000

	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Family of Investment Companies[1]
Frontier Emerging Small Countries Fund	$10,001-$50,000
Global Opportunities Fund	$1-$10,000
International Growth Fund	$10,001-$50,000
International Opportunities Fund	$1-$10,000
Long/Short Fund	None
Micro Cap Fund
Micro Cap Value Fund	$10,001-$50,000
Small Cap Growth Fund	$50,001-$100,000
Small Cap Value Fund	$10,001-$50,000
Strategic Income Fund	$10,001-$50,000
Ultra Growth Fund	None
World Innovators Fund	$10,001-$50,000
Income Fund	None
U.S. Treasury Fund	None

[1]There are 19 separate series in the Trust.

Compensation

Beginning in the calendar year of 2017, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $120,000 per year for services rendered and a fee of $24,000 for each Board of Trustees meeting attended in person or telephonically. In addition, each Independent Trustee receives a fee of $24,000 for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board receives an additional fee of $30,000 a year as Chairman and $6,000 for attendance in person or telephonically at a Board meeting and the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive an additional $18,000 per year as Chairman and $3,600 for attendance in person or telephonically at a Board meeting.

For the calendar year of 2016, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $100,000 per year for services rendered and a fee of $12,000 for each Board of Trustees meeting attended in person or telephonically. Also, members of the Audit Committee received a fee of $8,000 for each Audit Committee meeting attended in person or telephonically, and members of the Nominating Committee received a fee of $8,000 for each Nominating Committee meeting attended in person or telephonically. In addition, each Independent Trustee received a fee of $12,000 for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board received an additional fee of $25,000 a year as Chairman and $3,000 for attendance in person or telephonically at a Board meeting, the Chairman of the Audit Committee received an additional $15,000 per year as Chairman and $1,200 for attendance in person or telephonically at an Audit Committee meeting, and the Chairman of the Nominating Committee received an additional $15,000 per year as Chairman, and $1,200 for attendance in person or telephonically at a Nominating Committee meeting.

The Funds also may reimburse the Independent Trustees for travel expenses incurred in order to attend meetings of the Board of Trustees and for continuing education expenses. Officers serve in that capacity without compensation from the Trust. The table below sets forth the compensation paid to the Trust’s Trustees during the fiscal year ended September 30, 2017 (exclusive of out-of-pocket expenses reimbursed).

Name of Trustee	Aggregate Compensation from Trust[1]	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Trust and Fund Complex paid to Trustees
Independent Trustees
James U. Jensen	$279,750	$ 0	$279,750
Kristen M. Fletcher	$227,000	$ 0	$227,000
D. James Croft[2]	$256,250	$ 0	$256,250
Miriam M. Allison	$256,250	$ 0	$256,250
Heikki Rinne	$227,000	$ 0	$227,000

1 There are 19 separate series in the Trust.

2 Effective December 31, 2017, Mr. Croft retired from the Board.

Leadership Structure and the Board of Trustees

The Board of Trustees oversees the operations and management of the Funds, including the duties performed for the Funds by the Advisor and other service providers. The Board is currently composed of four Trustees, all who are not “interested persons” of the Trust, as that term is defined in the 1940 Act. Like all mutual funds, the day-to-day responsibility for the management and operation of the Funds is the responsibility of various service providers to the Fund, such as the Funds’ Advisor, distributor, administrator, custodian, and transfer agent. The Board approves all significant agreements between the Trust, on behalf of the Funds, and its service providers, including the agreements with the Advisor, distributor, administrator, custodian and transfer agent. The Board has appointed various officers of the Trust who also report to the Board on the Funds’ day-to-day operations. In conducting this oversight responsibility, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed the Chief Compliance Officer (“CCO”), who administers the Trust’s compliance program and regularly reports to the Board on compliance matters. These reports may be provided as part of the formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent Fund operations, or the Board may also hold special in-person and/or telephone meetings and informal conference calls to discuss specific matters that may require action prior to the next regularly scheduled meeting. In conjunction with the regularly scheduled Board meetings and committee meetings, the Independent Trustees (who also comprise the Audit Committee) also meet in executive session periodically (but at least annually), and separately, with Trust officers, with personnel of the service providers, and with the Trust’s CCO. The Independent Trustees may also meet in executive session among themselves and periodically with independent legal counsel. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s or Funds’ investments, operations or activities. The Board met five times during the fiscal year ended September 30, 2017. All Independent Trustees were present at these meetings.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. In addition to the information provided in the table above, listed below for each Trustee is additional information concerning the experiences, qualifications and attributes that led to the conclusion, as of the date of this proxy statement that each current Trustee should serve as a trustee. References to the qualifications, attributes and skills of trustees are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

James U. Jensen. Mr. Jensen’s experience, skills and education qualify him to serve as a Trustee of the Trust. Mr. Jensen, the Trust’s Independent Chairman, has significant experience with the Trust, having served as a Trustee of the Trust (or a director of its predecessor) since 1986. Since April 2008, Mr. Jensen has served as the Chief Executive Officer of Clearwater Law & Governance Group, where he devotes full time to corporate law practice and board governance consulting for operating companies. From 2001 to 2008, Mr. Jensen co-founded and was Chairman of the Board for Intelisum, Inc., a company pursuing computer and measurement technology and products. From 1986 to 2004, Mr. Jensen held key positions with NPS Pharmaceuticals, Inc., as Vice President, Corporate Development, Legal Affairs and General Counsel and Secretary. In addition to his business experience, Mr. Jensen is Trustee of Northern Lights Fund Trust III (representing 33 portfolios), and was a Director of the University of Utah Research Foundation. Mr. Jensen was the Chairman of the Board of Agricon Global Corporation (formerly known as Bayhill Capital Corporation) from December 2007 to February 2014 and founder and first President of the MountainWest Venture Group (now “MountainWest Capital Network”) in 1983. Mr. Jensen is a member of the National Association of Corporate Governance (“NACD”). Mr. Jensen graduated with a Bachelor of Arts degree from the University of Utah in 1967 and received degrees of Juris Doctor and Master of Business Administration from Columbia University in 1971.

Miriam M. Allison. Ms. Allison’s experience, skills and education qualify her to serve as a Trustee of the Trust. Ms. Allison, an Independent Trustee of the Trust, has 30 years of experience in investment and financial management and in management of investment companies, businesses providing financial, accounting and other services to investment companies and serving on the board of investment companies. Ms. Allison has served as a Trustee of the Trust since February 2010. In 1990, Ms. Allison founded Sunstone Financial Group (“Sunstone”), a private company and mutual fund administrator, fund accountant and transfer agent, and served as its chief executive officer and Chairman of the Board. In 2001, UMB Financial Corporation, a public company, acquired Sunstone, and renamed it UMB Fund Services, and Ms. Allison remained with the company as chief executive officer until 2003 and Chairman of the Board until 2005. Prior to founding Sunstone, Ms. Allison spent 5 years (from 1985 to 1990) as the business manager of Firstar Trust Company (“Firstar”), a registered investment adviser, and was responsible for overseeing the operations of the investment company for which Firstar served as investment advisor. In addition, from 1971 to 1985, Ms. Allison served as portfolio manager and financial planner of First Wisconsin Trust Company analyzing potential investments and financial and estate objectives of trust clients. Ms. Allison has served as a director for the board of Northwestern Mutual Fund Series, Inc. (representing 27 portfolios) since 2006 and has served as chair of its audit committee since 2009. Ms. Allison received her bachelor’s degree in economics from the University of Wisconsin Madison in 1971.

Heikki Rinne, Ph.D. Dr. Rinne, an Independent Trustee of the Trust, was appointed to serve as a Trustee of the Trust effective October 1, 2012. Dr. Rinne’s experience, skills and education qualify him to serve as a Trustee of the Trust. From 2002-2016, Dr. Rinne served as the Chief Executive Officer of Halton Group, an indoor environmental control manufacturing and technology company, with multiple business areas, and operating in 32 countries. Halton Group is headquartered in Finland, with regional headquarters in the USA and Malaysia. Dr. Rinne first served on the Board of Halton Group from 1995 to 2001 and returned to serve on the Board beginning January 2016, was President of Halton Systems Division from 1995-1997, and was an independent consultant to Halton

Group from 1982 to 1995. Additionally, Dr. Rinne served as the Dean of the College of Business at the University of California, Chico, from 1999 to 2001, a Professor of Business and the Head of the Consumer Sciences department at Purdue University from 1997 to 1999, and a Professor of Business at Brigham Young University from 1984 to 1995. Dr. Rinne also served on the Board of Touchfon International from 1991 to 2009, and Infosto Group from 1993 to 2009. Dr. Rinne received his Bachelor of Science in business from Brigham Young University in 1975, his Master of Business Administration from the University of Oregon in 1976, and his doctorate in Business Administration and Marketing from Purdue University in 1981.

Kristen M. Fletcher. Ms. Fletcher’s experience, skills and education qualify her to serve as a Trustee of the Trust. Kristen M. Fletcher, an Independent Trustee of the Trust, was appointed to serve as a Trustee of the Trust effective October 1, 2014, has over 35 years of experience in commercial and investment banking, and over five years of service on private and non-profit boards of directors. Since 2015, Ms. Fletcher has served on the Board of Trustees of the Youth Sports Alliance, a non-profit organization supporting winter sports activities, while promoting good sportsmanship and healthy lifestyles through participation, education and competition. Ms. Fletcher served as a Director on the Utah Symphony/Utah Opera Board of Directors from 2005 through August 2017. Since September 2017, she has been a Director Emeritus and serves on the Finance Committee and the Deer Valley Music Festival Council. From 2009-2012, Ms. Fletcher served as a Trustee of Woodlands Commercial Bank a.k.a. Lehman Brothers Commercial Bank, where she also served as Chairman of its Finance Committee, and a member of its Audit Committee and its Special Committee of independent Board members formed to negotiate settlement terms with the Lehman Brothers bankruptcy estate. From 2002-2004, Ms. Fletcher served as the Chairman and CEO of ABN AMRO, Inc., ABN AMRO Bank’s U.S. broker-dealer, and was the head of ABN AMRO North America Wholesale Client Services, which was accountable for regulatory relationships and local implementation of ABN AMRO strategy related to large corporate and institutional clients. From 2000 to 2004, Ms. Fletcher served as Corporate Managing Director/Executive Vice President for the Global Trade & Advisory Group of ABN AMRO Bank, NV, in Amsterdam, Netherlands. From 1993 to 1999, Ms. Fletcher served as Senior Vice President of the North American Trade Group of ABN AMRO Bank NV, where she was the Head of Structured Trade Finance, and subsequently all trade finance, for ABN AMRO North America, including LaSalle Bank. Prior to her tenure at ABN AMRO, Ms. Fletcher served in various capacities at First Interstate Bank, Ltd./Standard Chartered Bank, Export-Import Bank of the U.S., and Wells Fargo Bank. Ms. Fletcher received her Bachelor of Arts in government from Hamilton College (Kirkland College) in 1975, and her Master of Science in accounting from Georgetown University in 1984. Ms. Fletcher also served as an intern to the United States Senate in 1974 and to the United States Chamber of Commerce in 1976.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. In an effort to enhance the independence of the Board, the Board is currently comprised entirely of Independent Trustees, including a Chairman that is an Independent Trustee. The Board recognizes that the chairman can perform an important role in setting the Board agenda, establishing the boardroom culture, serving as a point person on behalf of the Board with fund management, facilitating communications among Trustees and with service providers, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board also recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Currently, Mr. James U. Jensen serves as the independent Chairman of the Board. Under the Trust’s By-laws, the Chairman (or, if the Chairman is unable to attend any such meeting, the Chairman’s designee) shall preside at all meetings of the Trustees and the shareholders.

Standing Committees. Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through its committees, the Audit Committee and the Governance and Nominating Committee (the “Governance Committee”), standing committees that it has established which report back to the Board. The Audit Committee is comprised entirely of the Independent Trustees and operates under a written charter adopted and approved by the Board. Accordingly, Messrs. Jensen and Rinne, Ms. Allison and Ms. Fletcher are each members of the Audit Committee with Ms. Allison serving as Chair. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Under the charter, the primary purposes of the Audit Committee include to oversee the Funds’ accounting and financial reporting policies and practices, its internal controls and the internal controls of the Funds’ accounting, administration, transfer agency and custody service providers; to oversee the quality and integrity of the Funds’ financial statements and independent audit thereof; to assist the Board’s oversight of the Funds’ compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; to act as a liaison between the Funds’ independent public accountants and the full Board of Trustees; to assist the Board oversight of the Funds’ internal audit function (if any); and to approve prior to appointment, the engagement of the Funds’ independent public accountants and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent public accountants. To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds. The Audit Committee’s actions are governed by the Trust’s written Audit Committee Charter. The Audit Committee met four times during the fiscal year ended September 30, 2017.

In addition to the Audit Committee, the Board has also established the Governance Committee. The Governance Committee is comprised entirely of the Independent Trustees and operates under a written charter adopted and approved by the Board. Accordingly, Messrs. Jensen and Rinne, and Ms. Allison and Ms. Fletcher are each members of the Governance Committee with Mr. Rinne serving as Chair. Under the charter, the primary responsibilities of the Governance Committee include: determining matters of corporate governance (including the evaluation of Board and committee performance, committee processes, and trustee compensation); evaluating the composition of the Board and any constituent committees thereof and the process by which Board and committee chairs are selected; identification, consideration and nomination of candidates to become Board members; and other duties and responsibilities as may from time to time be delegated to the committee by the Board. The Governance Committee met three times during the fiscal year ended September 30, 2017.

The Governance Committee may solicit suggestions for nominations from any source it deems appropriate including, but not limited to, the Funds’ investment advisor, sub-advisor, counsel or service providers. The Governance Committee also will consider nominees recommended by shareholders. Recommendations should be submitted in writing to the Committee care of the Secretary of the Wasatch Funds Trust, 505 Wakara Way 3rd Floor, Salt Lake City, UT 84108. Candidates must meet the requirements established by the Board of Trustees, and must be legally qualified to serve as a Trustee under all applicable federal and state securities laws and regulations, including Section 9 of the 1940 Act. In addition, any nominee must not be an “interested person” as defined in Section 2(a)(19) of the 1940 Act, or rules thereunder, if the vacancy to be filled is that of an Independent Trustee. Any such recommendation should include the shareholder’s name; address; name of broker or record holder, if applicable; number of shares owned;

name of Funds in which the shares are owned; whether the candidate consents to being identified in the proxy statement in connection with the election of Trustees; the name and background information of the candidate; and a representation that the candidate is willing to provide additional information about him/herself, including assurances of his or her independence.

In evaluating potential candidates for the Board, the Independent Trustees may consider various factors including, among other things: integrity and ethics, breadth of experience, profession, education and skills, life experiences, interpersonal skills, ability to devote the necessary time to the Funds, other board experience, contribution to Board diversity, and willingness to invest personal assets in the Funds. The Board believes that there is a meaningful relationship between diverse boards and constructive corporate governance and that diversity of Trustees can help boards more effectively discharge their duties. However, the Board has declined to develop a specific definition of “diversity” since the characteristics that create Board diversity are dependent upon the characteristics of the incumbent Trustees, the presence, absence and importance of which change over time. In reviewing candidates, the Trustees will use, among other things, personal interviews, background checks, written submissions by the candidates, and third-party references, if any. The Governance Committee would evaluate candidates submitted by shareholders in the same manner and use the same criteria it uses to evaluate other nominees identified by the Governance Committee.

Although the Funds have not adopted a specific process regarding shareholder communications, shareholders of the Funds may communicate with the Board (or individual Trustees serving on the Board) by sending written communications, addressed to the Board as a group or any individual Trustee, to the Secretary of the Wasatch Funds Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108. The Secretary of the Trust will ensure that this communication (assuming it is properly marked care of the Board or care of a specific Trustee) is delivered to the Board or the specified Trustee, as the case may be.

The Board believes that the committee structure is an effective means to permit Trustees to focus on particular operations or issues affecting the Funds. In addition to the standing committees, the Board may also from time to time create ad hoc committees or additional standing committees to focus on particular issues as the need arises.

The Board has determined that its leadership structure, including its committee structure permitting certain areas of responsibility to be allocated to the Independent Trustees together with its Independent Chairman, is appropriate given the characteristics of the Trust and Funds.

Board Oversight of Risk Management

The Board’s oversight responsibilities extend also to risk oversight, including but not limited to, risks related to investments and operations. Because risk management is a broad concept comprised of many elements (including, for example, but not limited to, investment risks, issuer risks, compliance risks, valuation risks, counterparty risks, operational risks, business continuity risks, and legal, compliance and regulatory risks) the oversight of different types of risks is addressed through various risk management reports and assessments received from the relevant management personnel and service providers. Through its direct oversight role, and indirectly through its Audit Committee, the Board performs a risk oversight function for the Funds which may consist of, among other things, the following activities: (1) receiving and reviewing reports related to the performance and operations of the Funds, including but not limited to investment, compliance, liquidity, valuation and operation risks; (2) reviewing and approving, as applicable, compliance policies and procedures of the Fund; (3) meeting with portfolio management teams to review investment strategies, techniques and processes and the investment risks associated therewith; (4) reviewing reports generated by and/or meeting with representatives of key service providers to review and discuss the risks associated with their activities for the Fund and any measures taken to mitigate those risks; (5) receiving written and/or oral reports of the CCO, meeting privately with the CCO, and receiving the annual report of the CCO regarding the operations of the Funds’ Compliance Program, the CCO’s evaluation of the service providers’ compliance programs (including material issues that have arisen with the effectiveness of service providers’ compliance programs and changes resulting thereof, and third-party evaluations of the effectiveness of service providers’ operational effectiveness, if any) as well as any recommendations for modifications thereto; and (6) the Audit Committee meeting with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to certain limitations.

Shareholder Approval

Election of the Nominees for Trustees must be approved by a plurality of the votes validly cast in person or by proxy at the Meeting at which a quorum exists. The shareholders of the Trust will vote together for the election of Trustees.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” APPROVAL OF

THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES.

GENERAL INFORMATION ABOUT THE FUNDS

MANAGEMENT AND OTHER SERVICE PROVIDERS

Set forth below is a description of the current service providers of the Trust and the proposed service providers of the Trust.

Advisor. The investment advisor for the Trust is Wasatch Advisors, Inc. The Advisor is located at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108.

Distributor. Shares of the Funds are offered on a continuous basis through ALPS Distributors, Inc. (“ADI”), 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor of the Funds pursuant to a Distribution Agreement between the Trust and ADI. ADI also serves as distributor for other mutual funds. As distributor, ADI acts as the Trust’s agent to underwrite, sell and distribute shares in a continuous offering, pursuant to a best efforts arrangement.

Administrator. The Trust has entered into an administration agreement with State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, pursuant to which State Street provides administrative services to the Funds.

Independent Auditors. The firm of PricewaterhouseCoopers LLP (“PwC”), 1055 Broadway, 10th Floor, Kansas City, Missouri 64105, has been selected as independent auditors of the Funds of the Trust. Certain information concerning the fees and services provided by PwC to the Funds and to the Advisor for the most recent fiscal years of the Funds is provided below.

PwC, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Audit Committee that they are independent auditors with respect to the Funds.

Audit Fees - The aggregate fees billed for professional services rendered by PwC for the audit of the Trust’s annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended September 30, 2017 and September 30, 2016 were $603,830 and $503,459, respectively.

Audit Related Fees –The Trust was not billed any fees by PwC for the fiscal years ended September 30, 2017 and September 30, 2016 for assurance and related services rendered by PwC to the Trust that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported under Audit Fees above.

During the fiscal years ended September 30, 2017 and September 30, 2016, no fees for assurance and related services that relate directly to the operations and financial reporting of the Trust were billed by PwC to the Trust’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust.

Tax Fees - The aggregate fees billed for professional services rendered by PwC to the Trust for tax compliance, tax advice, tax planning and tax return preparation for the last two fiscal years ended September 30, 2017 and September 30, 2016 were $105,500 and $101,430, respectively. These services consisted of PwC reviewing the Trust’s excise tax returns, distribution requirements and registered investment company tax returns, as well as consultations regarding the liquidation of a series of the Trust.

During the fiscal years ended September 30, 2017 and September 30, 2016, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Trust were billed by PwC to the Trust’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust.

All Other Fees – The aggregate fees billed for professional services rendered by PwC to the Trust, other than services reported above, for the fiscal years ended September 30, 2017 and September 30, 2016 were $107,193 and $0, respectively. The fees for September 30, 2017 are related to the filing for EU reclaims and advice regarding foreign capital gain tax accruals.

During the fiscal years ended September 30, 2017and September 30, 2016 no fees for other services that relate directly to the operations and financial reporting of the Trust were billed by PwC to the Trust’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust.

PwC did not bill the Trust for any other non-audit services for the fiscal years ended September 30, 2017 and September 30, 2016 for the Trust other than as disclosed above.

The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm. The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Trust provided that (i) the fees payable with respect to such services do not exceed $5,000 in any calendar quarter and (ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

There were no pre-approval requirements waived for the audit, audit-related, tax and other services described above by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their attention.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Wasatch Funds Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108.

DELIVERY OF ANNUAL REPORTS AND OTHER DOCUMENTS

Please note that only one annual or semi-annual report, or proxy statement, as applicable, may be delivered to two or more shareholders of a Fund who share an address, unless such Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, or proxy statement, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the following address: Wasatch Funds, P.O. Box 2172, Milwaukee, Wisconsin 53201-2172 or call 800-551-1700. Pursuant to a request, a separate copy will be delivered promptly.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and proxy card, is first being mailed to shareholders of the Funds on or about June 12, 2018. Only shareholders of record as of the close of business on the Record Date, May 31, 2018, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the proposal and at the discretion of the named proxies on any other matters deemed appropriate. A proxy may be revoked at any time at or before the vote on the matter by written notice received by the Secretary of the Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 prior to the vote on the matter, by submitting a subsequently dated proxy or by attending and voting at the Meeting or the adjournment or postponement thereof. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the matters contemplated thereby.

Quorum

The holders of thirty percent (30%) of the shares outstanding and entitled to vote on the applicable proposal at the Meeting shall constitute a quorum for purposes of voting upon the proposal at the Meeting.

Voting Requirement

Nominees for Trustee receiving a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists will be elected to the Board of Trustees of the Trust in proposal 1.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

Abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Meeting).

Abstentions and broker non-votes will have no effect on proposal 1, for which the required vote is a plurality of the votes cast.

PROXY SOLICITATION

Proxies are solicited primarily by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of the Advisor and its affiliates or by proxy soliciting firms retained by the Funds. The Funds have retained AST Fund Solutions (the “Solicitor”), to provide proxy solicitation services in connection with the Meeting at an estimated cost of $441,000. In addition, the Funds may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners.

As the Meeting date approaches, shareholders of the Funds may receive a call from a representative of the Solicitor if the Funds have not yet received their vote. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, the solicitor’s representative is required to ask the shareholder for the shareholder’s full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to the Solicitor by the Funds, the Solicitor representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder’s instructions on each proposal. The Solicitor representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, the Solicitor will send the shareholder a letter or mailgram to confirm the shareholder’s vote and asking the shareholder to call the Solicitor immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

ADJOURNMENTS

If a quorum is not present at the Meeting, the Chairman of the Board or his designee presiding at the Meeting may adjourn the Meeting with respect to one or more matters. If a quorum is present with respect to such matters, the Trustee or officer of the Trust presiding at the Meeting may adjourn the Meeting with respect to one or more matters when such adjournment is approved by shareholders representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. The persons named as proxies will vote upon such adjournment in their discretion after consideration of the best interests of the shareholders. Unless otherwise specifically limited by their terms, proxies shall entitle the holder thereof to vote at any postponement or adjournment of the Meeting.

SHARE INFORMATION

The chart below lists the number of shares of the Funds that are outstanding as of the close of business on the Record Date:

Name of Fund	Number of Shares Outstanding
Core Growth Fund	25,655,032.209
Emerging India Fund	59,954,674.974
Emerging Markets Select Fund	4,193,632.496
Emerging Markets Small Cap Fund	197,641,873.118
Frontier Emerging Small Countries Fund	54,627,003.083
Global Opportunities Fund	29,388,515.438
Global Value Fund	18,127,857.823
International Growth Fund	42,567,143.351
International Opportunities Fund	147,495,211.377
Long/Short Fund	5,004,119.472
Micro Cap Fund	48,029,630.413
Micro Cap Value Fund	73,190,794.129
Small Cap Growth Fund	35,951,071.742
Small Cap Value Fund	49,744,014.299
Strategic Income Fund	4,395,569.910
Ultra Growth Fund	6,749,216.818

Name of Fund	Number of Shares Outstanding
World Innovators Fund	9,809,614.980
Income Fund	9,935,112.033
U.S. Treasury Fund	20,477,465.313

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds, please refer to Exhibit A.

LEGAL MATTERS

Certain legal matters concerning the Trust will be passed upon by Chapman and Cutler LLP, counsel to the Trust.

EXHIBIT A

LIST OF SHAREHOLDERS

As of the Record Date, each of the Trustees and executive officers of the Trust beneficially owned individually and collectively as a group (the “Group”) less than 1% of the outstanding shares of each Fund, except for the Emerging Markets Select Fund-Investor Class, the Emerging Markets Select Fund-Institutional Class, the Emerging India Fund-Institutional Class, and the Global Opportunities Fund-Institutional Class. The Group owned 3.74% of the outstanding shares of the Emerging Markets Select Fund-Investor Class, 6.81% of the outstanding shares of the Emerging Markets Select Fund-Institutional Class, 5.01% of the outstanding shares of the Emerging India Fund-Institutional Class, and 1.90% of the outstanding shares of the Global Opportunities Fund-Institutional Class.

The following table sets forth the name, address and share ownership of the persons or entities known to the Trust to have ownership of a controlling interest (ownership of greater than 25%) or of record 5% or more of the outstanding shares of a Fund as of the Record Date. Shareholders with a controlling interest in a Fund could affect the outcome of proxy voting or the direction of management of the applicable Fund in the Trust. An asterisk below (*) indicates a beneficial owner as well as a shareholder of record.

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
Core Growth Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	1,013,207.076	14.43%
Core Growth Fund – Institutional Class	AHS Hospital Corp. Kevin Lenahan CFO 475 South Street Morristown, NJ 07960	995,522.185	14.18%*
Core Growth Fund – Institutional Class	National Financial Services Corp for the Exclusive Benefit of its Customers One World Financial Center New York, NY 10281	860,122.543	12.26%
Core Growth Fund – Institutional Class	T. Rowe Price Retirement Plan Services 4515 Painters Mill Road Owings Mills, MD 21117	500,976.510	7.14%
Core Growth Fund – Institutional Class	Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288	433,599.846	6.18%
Core Growth Fund – Institutional Class	Bank of America FBO Atlantic Healthy CBP 4800 Deer Lake Drive East Jacksonville, FL 32246	422,806.677	6.02%
Core Growth Fund – Institutional Class	Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131	387,877.739	5.53%
Core Growth Fund – Investor Class	National Financial Services Corp. FBO the Exclusive Benefit of our Customers One World Financial Center Manhattan, NY 10281	6,909,628.021	37.08%

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
Core Growth Fund – Investor Class	Charles Schwab & Co, Inc. Attn: Mutual Funds Dept. 211 Main St. San Francisco, CA 94105	3,407,037.813	18.28%
Core Growth Fund – Investor Class	TD Ameritrade Inc. For the Exclusive Benefit of our Customers P.O. Box 2226 Omaha, NE 68103	971,133.625	5.21%
Emerging India Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center New York, NY 10281	2,252,170.127	26.64%
Emerging India Fund – Institutional Class	Charles Schwab & Co, Inc. Attn: Mutual Funds Dept. 211 Main St. San Francisco, CA 94105	2,051,041.735	24.26%
Emerging India Fund – Institutional Class	Karen L. Edgley Living Trust 1275 4th Ave. Salt Lake City, UT 84103	937,045.912	11.08%*
Emerging India Fund – Institutional Class	MAC CO c/o Bank of New York Mellon Room 151-1010 Pittsburg, PA 15258	775,404.554	9.17%
Emerging India Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	572,826.672	6.78%
Emerging India Fund – Institutional Class	MAC CO Attn: Mutual Fund Ops Room 151-1010 Pittsburg, PA 15258	510,836.071	6.04%
Emerging India Fund – Investor Class	National Financial Services Corp. FBO the Exclusive Benefit of our Customers One World Financial Center Manhattan, NY 10281	21,309,512.522	41.38%
Emerging India Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	13,404,672.635	26.03%
Emerging India Fund – Investor Class	TD Ameritrade Inc. For the Exclusive Benefit of our Customers P.O. Box 2226 Omaha, NE 68103	4,230,658.275	8.22%
Emerging Markets Select Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center New York, NY 10281	1,360,624.694	48.50%
Emerging Markets Select Fund – Institutional Class	Spelman College 350 Spelman SW Ln. Box 589 Atlanta, GA 30314	449,547.416	16.02%*

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
Emerging Markets Select Fund – Institutional Class	Kauffman Center for the Performing Arts Paul Schoffer CEO 1601 Broadway Blvd. Kansas City, MO 64108	329,497.335	11.74%
Emerging Markets Select Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	185,317.234	6.61%
Emerging Markets Select Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	462,694.337	33.33%
Emerging Markets Select Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center New York, NY 10281	412,421.276	29.71%
Emerging Markets Select Fund – Investor Class	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	90,083.430	6.49%
Emerging Markets Small Cap Fund – Institutional Class	Bank of New York Mellon FBO Wrap Clients 760 Moore Road King of Prussia, PA 19406	34,495,596.434	40.52%
Emerging Markets Small Cap Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	20,044,328.465	23.54%
Emerging Markets Small Cap Fund – Institutional Class	University of Utah Investment Management Office 230 Chase Street Salt Lake City, UT 84113	7,693,632.155	9.04%*
Emerging Markets Small Cap Fund – Investor Class	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	5,789,440.381	6.80%
Emerging Markets Small Cap Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center New York, NY 10281	5,384,704.137	6.32%
Emerging Markets Small Cap Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	39,082,474.833	34.74%
Emerging Markets Small Cap Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center New York, NY 10281	26,777,581.867	23.80%
Emerging Markets Small Cap Fund – Investor Class	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	8,445,342.419	7.51%
Frontier Emerging Small Countries Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	4,632,272.380	49.26%

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
Frontier Emerging Small Countries Fund – Institutional Class	MITRA Co. C/O BMO Harris Bank NA Attn: MF 480 Pilgrim Way Suite 1000 Green Bay, WI 54304	1,319,550.315	14.03%
Frontier Emerging Small Countries Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center New York, NY 10281	1,261,079.051	13.41%
Frontier Emerging Small Countries Fund – Institutional Class	CAPINCO C/O US Bank NA P.O. Box 1787 Milwaukee, WI 53201	791,152.199	8.41%
Frontier Emerging Small Countries Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center Manhattan, NY 10281	24,960,212.914	55.19%
Frontier Emerging Small Countries Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	4,298,472.673	9.50%
Frontier Emerging Small Countries Fund – Investor Class	MAC CO CO The Bank of NY Mellon Room 151-1010 Pittsburgh, PA 15258	2,739,258.347	6.06%
Global Opportunities Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	1,381,464.095	50.26%
Global Opportunities Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center New York, NY 10281	596,657.024	21.71%
Global Opportunities Fund – Institutional Class	Ajay Krishnan 1325 E. Perrys Hollow Rd. Salt Lake City, UT 84103	174,192.552	6.34%*
Global Opportunities Fund – Institutional Class	Merope Pavlides and Peter H. Emch 555 Lego Dr. Charlottesville, VA 22911	161,852.566	5.89%*
Global Opportunities Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	6,060,518.733	22.75%
Global Opportunities Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center Manhattan, NY 10281	5,616,030.129	21.08%
Global Opportunities Fund – Investor Class	TD Ameritrade Inc. For the exclusive benefit of our clients P.O. Box 2226 Omaha, NE 68103	3,588,614.994	13.47%
Global Value Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center New York, NY 10281	301,127.999	57.69%

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
Global Value Fund – Institutional Class	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	87,565.145	16.78%
Global Value Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	82,245.455	15.76%
Global Value Fund – Institutional Class	First Clearing LLC Special Cust A/C Benefit of Customer Saint Louis, MO 63103	31,820.74	6.10%
Global Value Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center New York, NY 10281	8,322,465.587	47.27%
Global Value Fund – Investor Class	Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104	4,502,979.128	25.58%
Global Value Fund – Investor Class	DCGT as Trustee and/or Custodian FBO PLIC Various Retirement Plans Attn: NPIO Trade Desk Des Moines, IA 50392	979,919.913	5.52%
Income Fund – Investor Class	SEI Private Trust Company c/o 1st Source Bank One Freedom Valley Dr. Oaks, PA 19456	4,367,982.737	43.97%
Income Fund – Investor Class	SEI Private Trust Company c/o 1st Source Bank One Freedom Valley Dr. Oaks, PA 19456	3,191,349.429	32.12%
Income Fund – Investor Class	SEI Private Trust Company c/o 1st Source Bank EB Plan One Freedom Valley Dr. Oaks, PA 19456	955,802.664	9.62%
International Growth Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center New York, NY 10281	7,837,275.434	35.61%
International Growth Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	6,610,592.848	30.03%
International Growth Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center New York, NY 10281	6,309,984.037	30.70%
International Growth Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	4,012,406.683	19.52%
International Growth Fund – Investor Class	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	1,055,577.414	5.13%

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
International Opportunities Fund – Institutional Class	Pershing LLC 1 Pershing Plaza Jersey City, NY 07399	28,748,646.735	37.22%
International Opportunities Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center New York, NY 10281	17,320,712.925	22.42%
International Opportunities Fund – Institutional Class	TD Ameritrade Trust Company Attn: House P.O. Box 17748 Denver, CO 80217	5,952,863.849	7.71%
International Opportunities Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	4,412,079.379	5.71%
International Opportunities Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center Manhattan, NY 10281	40,359,141.749	57.45%
International Opportunities Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	7,959,262.261	11.33%
Long/Short Fund – Institutional Class	National Financial Services Corp for the Exclusive Benefit of Our Customers One World Financial Center New York, NY 10281	239,910.771	48.98%
Long/Short Fund – Institutional Class	First Clearing LLC Special Cust A/C Benefit of Customer Saint Louis, MO 63103	78,930.914	16.18%
Long/Short Fund – Institutional Class	Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105	44,292.490	9.08%
Long/Short Fund – Investor Class	National Financial Services Corp for the Exclusive Benefit of Our Customers One World Financial Center New York, NY 10281	1,875,547.588	41.53%
Long/Short Fund – Investor Class	Charles Schwab & Co. Inc. Special Custody Acct Attn Mutual Funds San Francisco, CA 94101	906,197.533	20.07%
Long/Short Fund – Investor Class	LPL Financial Attn Mutual Fund Trading San Diego, CA 92121	321,109.574	7.11%
Long/Short Fund – Investor Class	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	270,799.458	6.00%
Micro Cap Fund – Investor Class	Charles Schwab & Co, Inc. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105	6,701,137.166	13.95%

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
Micro Cap Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center Manhattan, NY 10281	5,556,358.975	11.57%
Micro Cap Fund – Investor Class	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	4,517,387.929	9.41%
Micro Cap Value Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	21,794,701.774	29.78%
Micro Cap Value Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center New York, NY 10281	18,667,683.538	25.51%
Micro Cap Value Fund – Investor Class	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	7,638,047.750	10.44%
Small Cap Growth Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center New York, NY 10281	6,176,700.270	50.61%
Small Cap Growth Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	1,147,891.651	9.41%
Small Cap Growth Fund – Institutional Class	Associated Trust Company P.O. Box 22037 Green Bay, WI 54305	765,918.555	6.28%
Small Cap Growth Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center Manhattan, NY 10281	5,468,423.466	23.03%
Small Cap Growth Fund – Investor Class	Charles Schwab & Co, Inc. Attn: Mutual Funds Dept. 211 Main Street San Francisco, CA 94105	5,244,599.290	22.09%
Small Cap Growth Fund – Investor Class	Pershing LLC 1 Pershing Plaza Jersey City, NY 07399	1,239,929.457	5.22%
Small Cap Value Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center New York, NY 10281	1,665,080.222	20.94%
Small Cap Value Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	1,575,898.018	19.82%
Small Cap Value Fund – Institutional Class	CAPINCO C/O US Bank NA P.O. Box 1787 Milwaukee, WI 53201	1,197,235.380	15.05%

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
Small Cap Value Fund – Institutional Class	Kaufman & Bernstein Retirement Pool 10100 Santa Monica Blvd., Suite 650 Los Angeles, CA 90067	637,324.765	8.01%
Small Cap Value Fund – Institutional Class	Nabank Co. P.O. Box 2180 Tulsa, OK 74101	612,117.707	7.70%
Small Cap Value Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center Manhattan, NY 10281	9,461,849.789	22.64%
Small Cap Value Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	8,071,979.041	19.31%
Small Cap Value Fund – Investor Class	TD Ameritrade Inc. For the exclusive benefit of our clients P.O. Box 2226 Omaha, NE 68103	2,780,047.002	6.65%
Strategic Income Fund – Investor Class	Domain Associates Profit Sharing Plan James C. Blair Trste 1 Palmer Sq. Ste. 515 Princeton, NJ 08542	945,204.031	21.50%
Strategic Income Fund – Investor Class	Samuel S. Stewart Jr. 269 A Street Salt Lake City, UT 84103	743,200.982	16.91%*
Strategic Income Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center Manhattan, NY 10281	569,240.323	12.95%
Strategic Income Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	441,246.397	10.04%
Strategic Income Fund – Investor Class	TD Ameritrade Inc. for the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	228,365.521	5.20%
Ultra Growth Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center Manhattan, NY 10281	1,138,198.757	16.86%
Ultra Growth Fund – Investor Class	TD Ameritrade Inc. For the exclusive benefit of our clients P.O. Box 2226 Omaha, NE 68103	839,370.731	12.44%
Ultra Growth Fund – Investor Class	Charles Schwab & Co, Inc. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105	699,857.387	10.37%

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
U.S. Treasury Fund – Investor Class	Charles Schwab & Co, Inc. Mutual Funds Dept. 211 Main Street San Francisco, CA 94105	4,613,317.340	22.53%
U.S. Treasury Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center New York, NY 10281	3,621,511.898	17.69%
U.S. Treasury Fund – Investor Class	TD Ameritrade Inc. For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103	2,948,148.563	14.38%
U.S. Treasury Fund – Investor Class	First Clearing LLC Special Cust A/C Benefit of Customer Saint Louis, MO 63103	2,263,486.377	11.05%
U.S. Treasury Fund – Investor Class	Nabank Co. P.O. Box 2180 Tulsa, OK 74101	1,654,085.671	8.08%
World Innovators Fund – Institutional Class	First Clearing LLC Spec CUST A/C Benefit of our Customers Saint Louis, MO 63103	120,991.599	39.91%
World Innovators Fund – Institutional Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center New York, NY 10281	82,024.028	27.06%
World Innovators Fund – Institutional Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	68,629.429	22.64%
World Innovators Fund – Investor Class	National Financial Services Corp. for the Exclusive Benefit of our Customers One World Financial Center Manhattan, NY 10281	2,319,878.41	24.40%
World Innovators Fund – Investor Class	PIMS Prudential Retirement As Nominee for the TTEE CUST PL Treasurer’s Office 1st Floor Oakland, CA 94612	2,112,012.341	22.22%
World Innovators Fund – Investor Class	Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	979,065.212	10.30%

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SAMPLE BALLOT	PROXY CARD

FUND NAME MERGE

WASATCH FUNDS TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2018

The undersigned, revoking previous proxies, hereby appoint(s) Russell L. Biles, Daniel Thurber and Michael K. Yeates, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the Wasatch Funds Trust (the “Trust”), on behalf of each separate series of Wasatch Funds Trust, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Wasatch Funds Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 at 10:00 a.m., Mountain Time, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 499-8541. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 26, 2018: The proxy statement is available online at: https://www.proxyonline.com/docs/Wasatch2018.pdf

FUND NAME MERGE

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this proxy card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is being solicited on behalf of the Board of Trustees of Wasatch Funds Trust

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

	FOR ALL	WITHHOLD ALL	*FOR ALL, EXCEPT

1. To approve the election of Trustees:	○	○	○

01. James U. Jensen, J.D.

02. Miriam M. Allison

03. Heikki Rinne

04. Kristen M. Fletcher

*To withhold authority to vote for any nominee, mark the “For All Except” box and write that nominee’s name in the space provided below.)

THANK YOU FOR VOTING